UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment 3)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2014

FREEBUTTON, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-54009 (Commission File Number)	20-5982715 (I.R.S. Employer Identification No.)

7040 Avenida Encinas
Suite 104-159
Carlsbad, CA 92011

(Address of principal executive offices)

(760) 487-7772
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01       Change in Registrant’s Certifying Accountant

The Registrant’s Board of Directors recently solicited proposals from several accounting firms to serve as our registered independent accounting firm for the year ending December 31, 2014. As a result of this process, on June 9, 2014, we engaged Bedinger & Company and dismissed PLS CPA as our independent registered public accounting firm, effective immediately. These changes were approved by the Board of Directors.

During the two most recent fiscal years ended December 31, 2013 and 2012 and the subsequent interim period through June 9, 2014, preceding the engagement of Bedinger & Company as our independent registered public accounting firm, neither we nor anyone acting on our behalf consulted Bedinger & Company regarding any of the matters referred to in Item 304(a)(2) of Regulation S-K.

During the two most recent fiscal years ended December 31, 2013 and 2012 and the subsequent interim period through June 9, 2014, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with PLS CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to PLS CPA’s satisfaction, would have caused PLS CPA to make reference in connection with its opinion to the subject matter of the disagreement. In addition, during our two most recent fiscal years ended December 31, 2013 and 2012 and the subsequent interim period through June 9, 2014, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the Registrant’s two most recent fiscal years and the subsequent period through June 9, 2014, there were no “disagreements” (within the meaning of Item 304(a)(1)(ii) of Regulation S-K) with PLS CPA on any matter or accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PLS CPA, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Registrant.

The report of PLS CPA on the Registrant's financial statements for the fiscal year ended December 31, 2013 and December 31, 2012 raised substantial doubt about the Registrant's ability to continue as a going concern, noting that Registrant has not established an ongoing source of revenues sufficient to cover Registrant's operating costs.

The audit reports of PLS CPA on our financial statements as of and for the fiscal years ended December 31, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit, scope or accounting principles.

PLS CPA has furnished us with a letter addressed to the Securities and Exchange Commission indicating that it agrees with the foregoing statements. A copy of this letter is filed as Exhibit 16.1 to this report.

Item 9.01       Financial Statements and Exhibits

Exhibit 16.1       Updated Letter dated July 3, 2014 from PLS CPA to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2014

FREEBUTTON, INC.

By: /s/ James Edward Lynch, Jr.
James Edward Lynch, Jr.
President and Chief Executive Officer